UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 3, 2012

EpiCept Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

1. On January 3, 2013, EpiCept Corporation ("the Company") dismissed its independent registered public accounting firm, Deloitte & Touche LLP. The dismissal was approved by the Company's Audit Committee. During the two most recent fiscal years and through January 3, 2013, there have been no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their reports on the financial statements for such years. During the two most recent fiscal years and through January 3, 2013, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K. Neither of the reports of Deloitte & Touche LLP on the financial statements for each of the fiscal years ended December 31, 2011 and 2010 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that their report on the financial statements for the fiscal year ended December 31, 2011 dated March 30, 2012 contained an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern and included an explanatory paragraph related to the adoption of FASB Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220) — Presentation of Comprehensive Income and their report on the financial statements for the fiscal year ended December 31, 2010 dated March 31, 2011 contained an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern. The Company has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 7, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

2. On January 3, 2013, the Company engaged EisnerAmper LLP as its new independent accounting firm.

Item 9.01 Financial Statements and Exhibits.

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated January 7, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EpiCept Corporation

January 7, 2013	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Interim President and CEO

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated January 7, 2013.